COMPENSATION PLAN GUIDE FOR INDEPENDENT LIFEVANTAGE CONSULTANTS HONG KONG Effective 01 March 2025

EVOLVE COMPENSATION PLAN – HONG KONG

Evolve Compensation Plan – Hong Kong

EFFECTIVE 01 MARCH 2025

Welcome to life activated.

It's time to live with purpose. It's time to inspire remarkable. It's time to live activated.

Life. It's complicated. Messy. Beautiful. It goes by fast, and you want to live life to the fullest.
But everyday responsibilities, fears, or restrictions can hold you back. You deserve to break free.
You deserve to be your best self and live a healthy, happy life on your terms.

LifeVantage is here to help. Our products are purposefully designed to activate your body's ability to create vibrant health, starting at the cellular level. And when you look and feel your best, you'll want to help others do the same. LifeVantage activates financial wellness with the opportunity to grow a business that can change people's lives for the better.

That's where Evolve creates possibilities. Evolve is a compensation plan that allows you to work part-time or full-time.*
Whether you are looking to simply share life-changing products or wanting to work and grow as a professional mentor and leader, being an Independent LifeVantage® Consultant will positively challenge and reward you.

*LifeVantage does not promise the financial success of any Consultant. Your success depends on your skill, fortitude, dedication, and your ability to lead others to emulate these qualities. Nothing in this guide is a representation that you will be financially successful. LifeVantage does not guarantee any income or Rank success.

LifeVantage.
©2024 LifeVantage Hong Kong Limited Suite 2701, 27/F., Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong • Hong Kong
www.lifevantage.com/hk-en/ • This form may not be altered without the express written consent of LifeVantage.
241029.03 • Page 2 of 32
Revised 11 November, 2024

EVOLVE COMPENSATION PLAN – HONG KONG

Table of Contents

WELCOME	2
KEY TERMS	4-6
THE CONSULTANT PATH	7-8
SHARE	
Customer Sales Profit	9
Sharing Bonus	10
Sharing Bonus Doubler	12
SC1 Rank Advancement Bonus	13
SC1 Builder Bonuses	14-15
BUILD & GROW	
SC3 Rank Advancement Bonus	17
SC3 Builder Bonuses	17-18
Level Commissions	20-21
LEAD	
Leadership Match	22-23
Leadership Pool	24
LEGAL NOTICES	25

LifeVantage
©2024 LifeVantage Hong Kong Limited Suite 2701, 27/F., Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong • Hong Kong 241029.03 • Page 3 of 32
www.lifevantage.com/hk-en/ • This form may not be altered without the express written consent of LifeVantage. Revised 11 November, 2024

EVOLVE COMPENSATION PLAN – HONG KONG

Key Terms

ACTIVE
You are considered an Active Consultant when your account is in Good Standing and you have met the 150 Sales Volume Requirement in that month, with at least 40 Personal Sales Volume.

BUILDER ELIGIBLE
You are Builder Eligible when you meet a minimum of 500 SV in Personal Sales Volume in your enrollment month, or in any calendar month thereafter.

BUILDER PERIOD
Your Builder Period starts on the first day of the last month of your Launch Period and includes the 2 months immediately after your Launch Period ends.

COMMISSIONABLE VOLUME (CV)
Commissionable Volume is the measurement on which most bonuses and commissions are paid. When you earn a percentage of volume, you earn a percentage of a product's CV. The numeric value for CV is typically obtained when Sales Volume is multiplied by the PEG Rate, except in cases where CV has been discounted for any reason.

COMPRESSION
A process by which CV for Level Commissions skips inactive Consultants and rolls up to the next Active Consultant.

CUSTOMER SALES VOLUME (CSV)
The Sales Volume originating from your personally enrolled Customers' orders.

DOWNLINE
All of the Consultants sponsored into your genealogy are considered part of your downline.

ENROLLER
The LifeVantage Consultant who enrolls a new Customer or Consultant. Also known as the Enrollment Sponsor.

ENROLLMENT TREE
The line of Consultants consecutively linked through Consultant enrollment and not by placement. The Enrollment Tree does not include any Placement Sponsors.

GENERATION
Consultants in your Enrollment Tree with the Paid-as Rank of Managing Consultant 1 or higher are your Generations.
A Generation 1 is the first Consultant in any downline with a Paid-as Rank of Managing Consultant 1 or higher.
A Generation 2 is the next Consultant in that Leg with a Paid-as Rank of Managing Consultant 1 or higher, and so on.

GOOD STANDING
Good Standing means you are in compliance with the Consultant Agreement, including payment of any applicable renewal fees.

GROUP SALES VOLUME (GSV)
Group Sales Volume is the total Sales Volume from you and all the Customers and Consultants in your entire team.

LAUNCH PERIOD
Your Launch Period includes the month you enroll and the following 3 full calendar months.

LifeVantage.

©2024 LifeVantage Hong Kong Limited Suite 2701, 27/F., Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong • Hong Kong
www.lifevantage.com/hk-en/ • This form may not be altered without the express written consent of LifeVantage.

241029.03 • Page 4 of 32
Revised 11 November, 2024

EVOLVE COMPENSATION PLAN – HONG KONG

Key Terms (CONTINUED)

LEG
A Leg begins with a Level 1 Consultant and includes all of the Consultants beneath them. You have as many Legs as you have Level 1 Consultants.

LEVEL
The location a Consultant has in your downline in relation to you. All of the Consultants directly below you in your Placement Tree are your Level 1. Consultants placed directly below your Level 1 Consultants are your Level 2, and so on.

MAXIMUM VOLUME RULE (MVR)
The maximum amount of GSV from any one Leg or from your own Personal Sales Volume and Customer Sales Volume that can count toward your monthly Rank qualification.

PAID-AS RANK
Your Paid-as Rank is the Rank for which you qualify each month. Your Paid-as Rank determines many of your bonuses. Your Paid-as Rank may be the same as or lower than your Recognition Rank depending on your monthly qualifications.

PEG RATE
The foreign currency conversion factor used by LifeVantage to calculate payments to Consultants. Using a PEG Rate lets LifeVantage normalize its payments to Consultants. The PEG Rate is periodically reviewed and set based on recent foreign exchange rates and projected foreign exchange rates.

PERSONAL SALES VOLUME (PSV)
The Sales Volume originating from your personal account.

PLACEMENT SPONSOR
If you place a new Consultant directly below you in your downline, you are the Enrollment Sponsor and Placement Sponsor. However, if you place a new Consultant below a downline Consultant in the Placement Tree, that downline Consultant becomes your new enrollee's Placement Sponsor.

PLACEMENT TREE
If you are a new Consultant's Enroller, you may place them directly below you in your downline or under any other downline Consultant's position. This is considered your Placement Tree, also referred to as your downline or team.

QUALIFYING SALES VOLUME (QSV)
The Sales Volume that counts toward your monthly Paid-as Rank qualification.

RANK ADVANCING
When you meet the qualifications to be paid as a Rank higher than your current Recognition Rank, you will "advance" to that higher Rank, and your Recognition Rank will be updated to reflect that new milestone.

RECOGNITION RANK
Your Recognition Rank is the highest Rank you have achieved along the Consultant Path. Your Recognition Rank is subject to reclassification once per year based on the maintenance requirements for that rank.

LifeVantage.
©2024 LifeVantage Hong Kong Limited Suite 2701, 27/F., Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong • Hong Kong
www.lifevantage.com/hk-en/ • This form may not be altered without the express written consent of LifeVantage.
241029.03 • Page 5 of 32
Revised 11 November, 2024

EVOLVE COMPENSATION PLAN – HONG KONG

Key Terms (CONTINUED)

SALES VOLUME (SV)

The numeric value attributed by LifeVantage to each commissionable product sold and/or purchased.

SALES VOLUME REQUIREMENT (SVR)

The accumulation of your Customer Sales Volume and your Personal Sales Volume to meet your monthly Paid-as Rank requirement.

UPLINE

All of the Consultants above you in your Enrollment and/or Placement Tree.

LifeVantage.
©2024 LifeVantage Hong Kong Limited Suite 2701, 27/F., Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong • Hong Kong
www.lifevantage.com/hk-en/ • This form may not be altered without the express written consent of LifeVantage.
241029.03 • Page 6 of 32
Revised 11 November, 2024

EVOLVE COMPENSATION PLAN – HONG KONG

Evolve.

Share.
Build & Grow.
Lead.

Your path as an Independent LifeVantage Consultant can lead to a world of possibilities. Start by sharing the LifeVantage products that you love with Customers to help them activate wellness and improve their health. The more you share, the more you'll grow as you find others who want to join you on the path with a business of their own.

As you progress along the Consultant Path, your attention will shift to building and leading Consultants on your team who are ready to grow to the next stage of success. At every stage you'll evolve your earnings, yourself, and your life.

HOW IT WORKS

You must meet certain volume requirements to stay Active and earn bonuses and commissions. These requirements will change, along with the bonuses and commissions you can qualify for, as you move along the path and earn Rank advancements.

As you reach the qualifications for a specific Rank, you will be recognized with your "Recognition Rank" at that level for as long as you remain Active. However, your "Paid-as Rank" will fluctuate with your qualifications from month to month.

Evolve is uniquely designed to help LifeVantage Consultants develop confidence, community, and leadership. Each Rank advancement offers the opportunity to celebrate with increased earning possibilities.

LifeVantage.
©2024 LifeVantage Hong Kong Limited Suite 2701, 27/F., Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong • Hong Kong
www.lifevantage.com/hk-en/ • This form may not be altered without the express written consent of LifeVantage.
241029.03 • Page 7 of 32
Revised 11 November, 2024

©2024 LifeVantage Hong Kong Limited Suite 2701, 27/F., Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong • Hong Kong www.lifevantage.com/hk-en/ • This form may not be altered without the express written consent of LifeVantage. E V O LV E C O M P E N S AT I O N P L A N – H O N G KO N G 241029.03 • Page 8 of 32 Revised 11 November, 2024 The Consultant Path S H A R E People say our products are too good not to share! In the early stages of your business, begin with a strong emphasis on sharing our wellness products by selling to Customers. These sales are the fastest way to build your business and see a speedy profit. B U I L D & G R O W By the time you reach Senior Consultant 1, you should begin spending more time finding new people to add to your sales team. Balance your efforts between selling and sponsoring, which is vital to your continued growth. The larger you grow your sales team, the more time you will spend building your business and helping your Consultants reach their own goals. L E A D Leadership is more than the Rank next to your name. Teach by example how to build a successful LifeVantage business. Acknowledge, encourage, and lift your team members, and together you can enjoy the rewards of your shared success! Product Pricing E AC H L I F E VA N TAG E P R O D U C T H A S 2 P R I C E S 0 1 . C U S TO M E R The advertised Customer retail price for all products, whether purchased online or directly from you. 0 2 . C O N S U LTA N T Consultant price is lower than the Customer price regardless of the order type and represents the lowest price available. C O N S U LT A N T C O N S U LT A N T 1 C O N S U LT A N T 2 C O N S U LT A N T 3 S E N IO R C O N S U LT A N T 1 S E N IO R C O N S U LT A N T 2 S E N IO R C O N S U LT A N T 3 M A N A G IN G C O N S U LT A N T 1 M A N A G IN G C O N S U LT A N T 2 M A N A G IN G C O N S U LT A N T 3 E X E C U T IV E C O N S U LT A N T 1 E X E C U T IV E C O N S U LT A N T 2 E X E C U T IV E C O N S U LT A N T 3 E X E C U T IV E C O N S U LT A N T 4 P R E S ID E N T IA L C O N S U LT A N T C C1 C2 C3 SC1 SC2 SC3 MC1 MC2 MC3 EC1 EC2 EC3 EC 4 PC1 PERSONAL PURCHASE REQUIREMENT 40 40 40 40 40 40 40 40 40 40 40 40 40 40 SALES VOLUME REQUIREMENT 150 200 250 300 300 300 300 300 300 300 300 300 300 300 GROUP SALES VOLUME 500 1,000 2,000 3,500 6,000 10,000 20,000 40,000 80,000 150,000 300,000 600,000 1,000,000 MAXIMUM VOLUME RULE 750 1,500 2,500 4,000 6,000 10,000 20,000 40,000 67,500 135,000 270,000 450,000

EVOLVE COMPENSATION PLAN – HONG KONG

Share

Sharing your excitement about LifeVantage and selling products is at the heart of being a Consultant. Earn every time you sell product to a Customer through Customer Sales Profit or to a newly enrolled Consultant through Sharing Bonus.

CUSTOMER SALES PROFIT

Customer Sales Profit allows you to earn commissions on every Customer order. Here's how it works: When your Customers order LifeVantage products, you earn the difference between the price your Customer paid and the Consultant price.

IN PRACTICE

In this example, a Customer purchases the products at the Customer price of HK$800. The Consultant price for that order is HK$720. So, you earn a Customer Sales Profit of HK$80.

*Customer Sales Profit is calculated daily for the 7-day period Monday through Sunday and the total Customer Sales Profit for that 7-day period is paid on the following Friday after the calculation period ends. In the event of returns, Customer Sales Profit will be deducted from subsequent payments.

CUSTOMER

HK$800
Customer price

subtract

C

HK$720
Consultant price

HK$80
Customer Sales Profit

Must be active to qualify.

CUSTOMER SALES PROFIT IS CALCULATED DAILY*

LifeVantage.
©2024 LifeVantage Hong Kong Limited Suite 2701, 27/F., Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong • Hong Kong
www.lifevantage.com/hk-en/ • This form may not be altered without the express written consent of LifeVantage.
241029.03 • Page 9 of 32
Revised 11 November, 2024

EVOLVE COMPENSATION PLAN – HONG KONG

Sharing Bonus

The Sharing Bonus rewards you for selling products to new Consultants.

Earn 10% on the Personal Sales Volume of your new personally enrolled Consultant. This bonus is paid on sales in the new Consultant's enrollment month, up to a maximum of US$100 per newly enrolled Consultant.[†]

IN PRACTICE

For example, if you sell 500 SV worth of products to your new personally enrolled Consultant in that new Consultant's enrollment month, you are eligible for the 10% Sharing Bonus on 500 SV. This bonus is paid on CV, which takes into account the PEG Rate and any promos or discounts that may have been redeemed.

For illustration purposes only, if the theoretical PEG Rate for Hong Kong at the time this bonus is calculated were 8, then the bonus amount in local currency would be calculated as follows:

- SV is multiplied by the theoretical HK PEG Rate to get the CV. CV is then multiplied by the applicable bonus percentage.
- 500 SV X 8 (theoretical HK PEG Rate) X 10% = HK$400.

*Sharing Bonus is calculated daily for the 7-day period Monday through Sunday, and the total Sharing Bonus for that 7-day period is paid on the following Friday after the calculation period ends. In the event of returns, Sharing Bonus will be deducted from subsequent payments.


ACTIVE
YOU
Sell to
Newly Enrolled Consultant
C
500 SV In the Newly Enrolled
Consultant's Enrollment Month
YOU EARN 10% OF CV
HK$400
SHARING BONUS
Must be active to qualify.
SHARING BONUS
IS CALCULATED DAILY*

LifeVantage.
©2024 LifeVantage Hong Kong Limited Suite 2701, 27/F., Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong • Hong Kong 241029.03 • Page 10 of 32
www.lifevantage.com/hk-en/ • This form may not be altered without the express written consent of LifeVantage. Revised 11 November, 2024

EVOLVE COMPENSATION PLAN – HONG KONG

Launch Bonuses

These bonuses can boost you right from the start. Your Launch Period starts the day you enroll as a Consultant and continues through the next 3 calendar months.

LAUNCH PERIOD			
ENROLLMENT MONTH	MONTH 1	MONTH 2	MONTH 3

LifeVantage
©2024 LifeVantage Hong Kong Limited Suite 2701, 27/F., Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong • Hong Kong
www.lifevantage.com/hk-en/ • This form may not be altered without the express written consent of LifeVantage.
241029.03 • Page 11 of 32
Revised 11 November, 2024

EVOLVE COMPENSATION PLAN – HONG KONG

Sharing Bonus Doubler

The Sharing Bonus Doubler rewards you for selling products to new Consultants during your Launch Period.

During your Launch Period, earn an additional 10% on the Personal Sales Volume of your new personally enrolled Consultant. This bonus is paid on sales in the new Consultant's enrollment month, up to a maximum of US$100 per newly enrolled Consultant.†

IN PRACTICE

For example, if during your Launch Period, you sell 500 SV worth of products to your new personally enrolled Consultant in that new Consultant's enrollment month, you are eligible for the 10% Sharing Bonus Doubler on 500 SV. This bonus is paid on CV, which takes into account the PEG Rate and any promos or discounts that may have been redeemed. The Sharing Bonus Doubler may be earned in addition to the Sharing Bonus.

For illustration purposes only, if the theoretical PEG Rate for Hong Kong at the time this bonus is calculated were 8, then the bonus amount in local currency would be calculated as follows:

- SV is multiplied by the theoretical HK PEG Rate to get the CV. CV is then multiplied by the applicable bonus percentage.
- 500 SV X 8 (theoretical HK PEG Rate) X 10% = HK$400.

†CAP AMOUNT: The Sharing Bonus and Sharing Bonus Doubler are each capped at US$100 per newly enrolled Consultant. For illustration purposes only, if the theoretical PEG Rate for Hong Kong at the time these bonuses are calculated were 8, then the cap amount for these bonuses in local currency would be calculated as follows: Cap amount in US$ is multiplied by the theoretical HK PEG Rate. US$100 x 8 (theoretical HK PEG Rate) = HK$800.

*Sharing Bonus Doubler is calculated daily for the 7-day period Monday through Sunday, and the total Sharing Bonus Doubler for that 7-day period is paid on the following Friday after the calculation period ends. In the event of returns, Sharing Bonus Doubler will be deducted from subsequent payments.

ACTIVE

YOU

During Launch Period

Sell to

Newly Enrolled Consultant

C

500 SV In the Newly Enrolled

Consultant's Enrollment Month

YOU EARN 10% OF CV
HK$400
SHARING BONUS DOUBLER

To qualify, you must be Active, and be Builder Eligible.

SHARING BONUS DOUBLER IS CALCULATED DAILY*

LifeVantage.

©2024 LifeVantage Hong Kong Limited Suite 2701, 27/F., Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong • Hong Kong 241029.03 • Page 12 of 32
www.lifevantage.com/hk-en/ • This form may not be altered without the express written consent of LifeVantage. Revised 11 November, 2024

EVOLVE COMPENSATION PLAN – HONG KONG

SC1 Rank Advancement Bonus

SC1

CONSULTANT

SC1 Rank Advancement Bonus

When you reach the Rank of Senior Consultant 1 (SC1) for the first time during your Launch Period, you will earn a HK$400 SC1 Rank Advancement Bonus. Calculation based on US$50 X 8 (theoretical HK PEG Rate) = HK$400.

YOU

YOU EARN HK$400

When you reach the Rank of **SENIOR CONSULTANT 1** during your Launch Period.

Must be active to qualify.

SC1 RANK ADVANCEMENT BONUS IS CALCULATED MONTHLY

SC1+

ENROLLER

SC1 Rank Advancement Bonus

If qualified, you can earn a one-time HK$200 Enroller SC1 Rank Advancement Bonus anytime your newly enrolled Consultant earns a SC1 Rank Advancement Bonus. Calculation based on US$25 X 8 (theoretical HK PEG Rate) = HK$200.

ENROLLER

ENROLLER EARNS HK$200

When your newly enrolled Consultant earns a **SENIOR CONSULTANT 1** Rank Advancement Bonus.

To qualify, you must be Active, paid as an SC1 or higher, and be Builder Eligible.

ENROLLER SC1 RANK ADVANCEMENT BONUS IS CALCULATED MONTHLY

LifeVantage
©2024 LifeVantage Hong Kong Limited Suite 2701, 27/F., Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong • Hong Kong
www.lifevantage.com/hk-en/ • This form may not be altered without the express written consent of LifeVantage.
241029.03 • Page 13 of 32
Revised 11 November, 2024

EVOLVE COMPENSATION PLAN – HONG KONG

SC1 Builder

MONTH 1 BONUS

SC1

CONSULTANT

SC1 Builder Month 1 Bonus

If you maintain the Rank of SC1 or higher during the month immediately after the month in which you first earned the SC1 Rank Advancement Bonus, you will earn a HK$400 SC1 Builder Month 1 Bonus. Calculation based on US$50 X 8 (theoretical HK PEG Rate) = HK$400.

YOU

YOU EARN HK$400

When you maintain the Rank of **SENIOR CONSULTANT 1** during the month immediately after the month in which you first earned the SC1 Rank Advancement Bonus.

Must be active to qualify.

SC1 BUILDER MONTH 1 BONUS IS CALCULATED MONTHLY

SC1+

ENROLLER

SC1 Builder Month 1 Bonus

If qualified, you can earn a one-time HK$200 Enroller SC1 Builder Month 1 Bonus anytime your newly enrolled Consultant earns a SC1 Builder Month 1 Bonus. Calculation based on US$25 X 8 (theoretical HK PEG Rate) = HK$200.

ENROLLER

ENROLLER EARNS HK$200

When your newly enrolled Consultant earns a **SC1 BUILDER**

Month 1 Bonus

To qualify, you must be Active, have earned the Enroller SC1 Rank Advancement Bonus, be paid as an SC1 or higher, and be Builder Eligible.

ENROLLER SC1 BUILDER MONTH 1 BONUS IS CALCULATED MONTHLY

LifeVantage.
©2024 LifeVantage Hong Kong Limited Suite 2701, 27/F., Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong • Hong Kong www.lifevantage.com/hk-en/ • This form may not be altered without the express written consent of LifeVantage.
241029.03 • Page 14 of 32
Revised 11 November, 2024

EVOLVE COMPENSATION PLAN – HONG KONG

SC1 Builder

MONTH 2 BONUS

SC1

CONSULTANT

SC1 Builder Month 2 Bonus

If you maintain the Rank of SC1 or higher during the month immediately after the month in which you first earned the SC1 Builder Month 1 Bonus, you will earn a HK$800 SC1 Builder Month 2 Bonus. Calculation based on US$100 X 8 (theoretical HK PEG Rate) = HK$800.

YOU

YOU EARN HK$800

When you maintain the Rank of **SENIOR CONSULTANT 1** during the month immediately after the month in which you first earned the SC1 Builder Month 1 Bonus.

Must be active to qualify.

SC1 BUILDER MONTH 2 BONUS IS CALCULATED MONTHLY

SC1+

ENROLLER

SC1 Builder Month 2 Bonus

If qualified, you can earn a one-time HK$400 Enroller SC1 Builder Month 2 Bonus anytime your newly enrolled Consultant earns a SC1 Builder Month 2 Bonus. Calculation based on US$50 X 8 (theoretical HK PEG Rate) = HK$400.

ENROLLER

ENROLLER EARNS $HK400

When your newly enrolled Consultant earns a **SC1 BUILDER**

Month 2 Bonus

To qualify, you must be Active, have earned the Enroller SC1 Builder Month 1 Bonus, be paid as an SC1 or higher, and be Builder Eligible.

ENROLLER SC1 BUILDER MONTH 2 BONUS IS CALCULATED MONTHLY

LifeVantage

©2024 LifeVantage Hong Kong Limited Suite 2701, 27/F., Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong • Hong Kong
www.lifevantage.com/hk-en/ • This form may not be altered without the express written consent of LifeVantage.

241029.03 • Page 15 of 32
Revised 11 November, 2024

EVOLVE COMPENSATION PLAN – HONG KONG

Build & Grow

Builder Bonuses.

Keep Setting the Pace for Success with Builder Bonuses.

Builder Period.

After your Launch Period ends, accelerate your earnings as you advance through the Build & Grow stage of the Consultant Path. Your Builder Period starts on the first day of the last month of your Launch Period and includes the 2 months immediately after your Launch Period ends, and it rewards you for advancing to Senior Consultant 3.


LAUNCH PERIOD
ENROLLMENT MONTH
MONTH 1
MONTH 2
MONTH 3
BUILDER PERIOD
MONTH 3
MONTH 4
MONTH 5

LifeVantage.
©2024 LifeVantage Hong Kong Limited Suite 2701, 27/F., Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong • Hong Kong
www.lifevantage.com/hk-en/ • This form may not be altered without the express written consent of LifeVantage.
241029.03 • Page 16 of 32
Revised 11 November, 2024

EVOLVE COMPENSATION PLAN – HONG KONG

SC3 Rank Advancement Bonus

SC3

CONSULTANT

SC3 Rank Advancement Bonus

When you reach the Rank of Senior Consultant 3 (SC3) for the first time during your Builder Period, you will earn a HK$1,200 SC3 Rank Advancement Bonus. Calculation based on US$150 X 8 (theoretical HK PEG Rate) = HK$1,200.

YOU

YOU EARN HK$1,200

When you reach the Rank of **SENIOR CONSULTANT 3** for the first time during your Builder Period.

Must be active to qualify.

SC3 RANK ADVANCEMENT BONUS IS CALCULATED MONTHLY

SC3+

ENROLLER

SC3 Rank Advancement Bonus

If qualified, you can earn a one-time HK$600 Enroller SC3 Rank Advancement Bonus anytime your newly enrolled Consultant earns a SC3 Rank Advancement Bonus. Calculation based on US$75 X 8 (theoretical HK PEG Rate) = HK$600.

ENROLLER

ENROLLER EARNS HK$600

When your newly enrolled Consultant earns a **SENIOR CONSULTANT 3** Rank Advancement Bonus.

To qualify, you must be Active, paid as an SC3 or higher, and be Builder Eligible.

ENROLLER SC3 RANK ADVANCEMENT BONUS IS CALCULATED MONTHLY

LifeVantage.
©2024 LifeVantage Hong Kong Limited Suite 2701, 27/F., Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong • Hong Kong
www.lifevantage.com/hk-en/ • This form may not be altered without the express written consent of LifeVantage.
241029.03 • Page 17 of 32
Revised 11 November, 2024

EVOLVE COMPENSATION PLAN – HONG KONG

SC3 Builder

MONTH 1 BONUS

SC3

CONSULTANT

SC3 Builder Month 1 Bonus

If you maintain the Rank of SC3 or higher during the month immediately after the month in which you first earned the SC3 Rank Advancement Bonus, you will earn a HK$1,200 SC3 Builder Month 1 Bonus. Calculation based on US$150 X 8 (theoretical HK PEG Rate) = HK$1,200.

YOU

YOU EARN HK$1,200

When you maintain the Rank of **SENIOR CONSULTANT 3** during the month immediately after the month in which you first earned the SC3 Rank Advancement Bonus.

Must be active to qualify.

SC3 BUILDER MONTH 1 BONUS IS CALCULATED MONTHLY

SC3+

ENROLLER

SC3 Builder Month 1 Bonus

If qualified, you can earn a one-time HK$600 Enroller SC3 Builder Month 1 Bonus anytime your newly enrolled Consultant earns a SC3 Builder Month 1 Bonus. Calculation based on US$75 X 8 (theoretical HK PEG Rate) = HK$600.

ENROLLER

ENROLLER EARNS HK$600

When your newly enrolled Consultant earns a **SC3 BUILDER**

Month 1 Bonus

To qualify, you must be Active, have earned the Enroller SC3 Rank Advancement Bonus, be paid as an SC3 or higher, and be Builder Eligible.

ENROLLER SC3 BUILDER MONTH 1 BONUS IS CALCULATED MONTHLY

LifeVantage.
©2024 LifeVantage Hong Kong Limited Suite 2701, 27/F., Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong • Hong Kong
www.lifevantage.com/hk-en/ • This form may not be altered without the express written consent of LifeVantage.
241029.03 • Page 18 of 32
Revised 11 November, 2024

EVOLVE COMPENSATION PLAN – HONG KONG

SC3 Builder

MONTH 2 BONUS

SC3

CONSULTANT

SC3 Builder Month 2 Bonus

If you maintain the Rank of SC3 or higher during the month immediately after the month in which you first earned the SC3 Builder Month 1 Bonus, you will earn a HK$2,400 SC3 Builder Month 2 Bonus. Calculation based on US$300 X 8 (theoretical HK PEG Rate) = HK$2,400.

YOU

YOU EARN HK$2,400

When you maintain the Rank of
SENIOR CONSULTANT 3
during the month immediately after the month in which you first earned the SC3 Builder Month 1 Bonus.

Must be active to qualify.

SC3 BUILDER MONTH 2 BONUS IS CALCULATED MONTHLY

SC3+

ENROLLER

SC3 Builder Month 2 Bonus

If qualified, you can earn a one-time HK$1,200 Enroller SC3 Builder Month 2 Bonus anytime your newly enrolled Consultant earns a SC3 Builder Month 2 Bonus. Calculation based on US$150 X 8 (theoretical HK PEG Rate) = HK$1,200.

ENROLLER

ENROLLER EARNS HK$1,200

When your newly enrolled Consultant earns a
SC3 BUILDER

Month 2 Bonus

To qualify, you must be Active, have earned the Enroller SC3 Builder Month 1 Bonus, be paid as an SC3 or higher, and be Builder Eligible.

ENROLLER SC3 BUILDER MONTH 2 BONUS IS CALCULATED MONTHLY

LifeVantage
©2024 LifeVantage Hong Kong Limited Suite 2701, 27/F., Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong • Hong Kong www.lifevantage.com/hk-en/ • This form may not be altered without the express written consent of LifeVantage.
241029.03 • Page 19 of 32
Revised 11 November, 2024

©2024 LifeVantage Hong Kong Limited Suite 2701, 27/F., Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong • Hong Kong www.lifevantage.com/hk-en/ • This form may not be altered without the express written consent of LifeVantage. E V O LV E C O M P E N S AT I O N P L A N – H O N G KO N G 241029.03 • Page 20 of 32 Revised 11 November, 2024 Level Commissions You earn Level Commissions for building your team and teaching those you sponsor to create strong teams of their own. As an Active Consultant, you are paid a percentage of commissions from the CV of your team’s sales. Your Paid-as Rank determines the percentages you earn and the number of levels on which you are eligible to receive a commission. H O W L E V E L S W O R K All of the Consultants directly below you in your Placement Tree are your Level 1. Consultants are paid Customers Sales Profit on personally enrolled Customer purchases and Sharing Bonus on personally enrolled Consultant purchases. Enrollers are not eligible for a Level Commission on their personal Customers. L E V E L C O M M I S S I O N S A R E C A LC U L AT E D M O N T H LY. C O N S U LT A N T C O N S U LT A N T 1 C O N S U LT A N T 2 C O N S U LT A N T 3 S E N IO R C O N S U LT A N T 1 S E N IO R C O N S U LT A N T 2 S E N IO R C O N S U LT A N T 3 M A N A G IN G C O N S U LT A N T 1 M A N A G IN G C O N S U LT A N T 2 M A N A G IN G C O N S U LT A N T 3 E X E C U T IV E C O N S U LT A N T 1 E X E C U T IV E C O N S U LT A N T 2 E X E C U T IV E C O N S U LT A N T 3 E X E C U T IV E C O N S U LT A N T 4 P R E S ID E N T IA L C O N S U LT A N T C C1 C2 C3 SC1 SC2 SC3 MC1 MC2 MC3 EC1 EC2 EC3 EC 4 PC1 40 40 40 40 40 40 40 40 40 40 40 40 40 40 150 200 250 300 300 300 300 300 300 300 300 300 300 300 500 1,000 2,000 3,500 6,000 10,000 20,000 40,000 80,000 150,000 300,000 600,000 1,000,000 750 1,500 2,500 4,000 6,000 10,000 20,000 40,000 67,500 135,000 270,000 450,000 LEVEL 1 5% 7% 9% 10% 10% 10% 10% 10% 10% 10% 10% 10% 10% 10% LEVEL 2 3% 5% 6% 7% 7% 7% 7% 7% 7% 7% 7% 7% LEVEL 3 3% 5% 6% 7% 7% 7% 7% 7% 7% 7% LEVEL 4 3% 5% 6% 6% 6% 6% 6% 6% 6% LEVEL 5 3% 5% 6% 6% 6% 6% 6% 6% LEVEL 6 3% 4% 5% 5% 5% 5% 5% LEVEL 7 3% 4% 4% 4% 4% 4% 4% LEVEL 8 3% 3% 3% 3% 3% 3% LEVEL 9 3% 3% 3% 3% 3% 3% PPR SVR GSV MVR

EVOLVE COMPENSATION PLAN – HONG KONG

Active Compression

A process by which CV for Level Commissions skips inactive Consultants and rolls up to the next Active Consultant.

IN PRACTICE

This example shows how volume could roll up in one Leg of a team. You're a Senior Consultant 3 at Level 5 above the Consultant who earned the volume. Starting from the bottom of the chart, you see how CV flows up and what happens below and above you.


PRESIDENTIAL
9
Active PC is qualified for Level 9 and paid 3%.
INACTIVE
Inactive. Through Active Compression, this Level is not qualified and Level 9 rolls up.
MC1
8
Active MC1 qualifies to earn only up to Level 5. Because this is Level 8, they are not eligible and Level 8 is not paid.
EC4
7
Active EC4 is paid on Level 7 at 4%.
EC3
6
New Level 6 is an Active EC3 qualified to earn on 9 Levels. They are paid Level 6 at 5%.
INACTIVE
Inactive. Through Active Compression, this Level is not qualified and Level 6 rolls up.
MC3
5
Active MC3 qualified to earn on 9 Levels and paid on Level 5 at 6%.
SC3
4
YOU
Because the Consultant below you is inactive, you become Level 4 through Active Compression. As an Active SC3, you are qualified to earn at Level 4 and are paid 3%.
INACTIVE
Inactive. Through Active Compression, this Level is not qualified and Level 4 rolls up.
C3
3
Active C3 is qualified to earn on only 2 Levels. This is Level 3, so they are not eligible and Level 3 is not paid.
C1
2
Active C1 qualified to earn on Level 1. This is Level 2, so they are not eligible and Level 2 is not paid.
MC1
1
Active MC1 qualified to earn up to 5 Levels. They are Level 1, so they are paid 10%
START HERE
ORDER
KEY
Qualified (Paid)
Not Qualified (Not Paid)
Inactive (Rolls Up)

LifeVantage.
©2024 LifeVantage Hong Kong Limited Suite 2701, 27/F., Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong • Hong Kong
www.lifevantage.com/hk-en/ • This form may not be altered without the express written consent of LifeVantage.
241029.03 • Page 21 of 32
Revised 11 November, 2024

©2024 LifeVantage Hong Kong Limited Suite 2701, 27/F., Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong • Hong Kong www.lifevantage.com/hk-en/ • This form may not be altered without the express written consent of LifeVantage. E V O LV E C O M P E N S AT I O N P L A N – H O N G KO N G 241029.03 • Page 22 of 32 Revised 11 November, 2024 Lead L E A D E R S H I P M ATC H When you are paid as a Managing Consultant 2 or higher in the month, you can receive a Leadership Match on qualified Generations. The Leadership Match is paid on your qualified Generations' Level Commissions. H O W G E N E R AT I O N S W O R K Your Generation 1 is the first Consultant in any Leg in your team with a Paid-as Rank of Managing Consultant 1 or higher. A Generation 2 is the next Consultant in that Leg with a Paid-as Rank of Managing Consultant 1 or higher, and so on. L E A D E R S H I P M ATC H I S C A LC U L AT E D M O N T H LY Monthly Leadership Match can payout up to a maximum of 9% of monthly global CV. When you reach the Leader level, you’ve shown you truly know what it takes to succeed and have the skills to help mentor and motivate others. Keep cultivating your future leaders and helping them grow and you can earn substantial bonuses for building such a strong team. For illustration purposes only, if the theoretical PEG Rate for Hong Kong at the time this bonus is calculated were 8, then the Cap Per Match in local currency would be calculated as follows: • Cap per match amount in US$ is multiplied by the theoretical HK PEG Rate. • For example, the cap per match for a Managing Consultant 2 would be US$1,000 X 8 (theoretical HK PEG Rate) = HK$8,000. M A N A G IN G C O N S U LT A N T 2 M A N A G IN G C O N S U LT A N T 3 E X E C U T IV E C O N S U LT A N T 1 E X E C U T IV E C O N S U LT A N T 2 E X E C U T IV E C O N S U LT A N T 3 E X E C U T IV E C O N S U LT A N T 4 P R E S ID E N T IA L C O N S U LT A N T GENERATION 1 7% 12% 15% 20% 20% 20% 20% GENERATION 2 10% 12% 15% 20% 20% 20% GENERATION 3 10% 12% 15% 20% 20% GENERATION 4 10% 12% 15% 20% GENERATION 5 10% 12% 15% GENERATION 6 10% 12% GENERATION 7 12% CAP PER MATCH $1,000 $2,500 $5,000 $7,500 $10,000 $15,000 $15,000

EVOLVE COMPENSATION PLAN – HONG KONG

IN PRACTICE

In this example, as a Managing Consultant 3, you earn a 12% Leadership Match on your Generation 1 Consultants and a 10% match on your Generation 2 Consultants. Qualified Generations are based on Paid-as Ranks. You can have multiple Generation 1 Consultants within a Leg. The Leadership Match is paid in addition to any other bonuses and commissions you might already be earning.



MANAGING CONSULTANT 3
YOU
GENERATION 1
EXECUTIVE CONSULTANT 2
12%
GENERATION 1
MANAGING CONSULTANT 1
12%
GENERATION 1
MANAGING CONSULTANT 3
12%
GENERATION 2
MANAGING CONSULTANT 3
10%

LifeVantage.

©2024 LifeVantage Hong Kong Limited Suite 2701, 27/F., Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong • Hong Kong 241029.03 • Page 23 of 32
www.lifevantage.com/hk-en/ • This form may not be altered without the express written consent of LifeVantage. Revised 11 November, 2024

EVOLVE COMPENSATION PLAN – HONG KONG

Leadership Pool

When you are paid as an Executive Consultant 1 or higher, you earn shares of our monthly Leadership Pool. This pool is made from 4% of global monthly CV. You receive shares based on your Paid-as Rank. The total pool amount is divided equally by the total number of monthly shares Consultants earn.

	SHARES
EXECUTIVE CONSULTANT 1	1
EXECUTIVE CONSULTANT 2	3
EXECUTIVE CONSULTANT 3	5
EXECUTIVE CONSULTANT 4	10
PRESIDENTIAL CONSULTANT	20

LEADERSHIP POOL IS CALCULATED MONTHLY

LifeVantage.
©2024 LifeVantage Hong Kong Limited Suite 2701, 27/F., Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong • Hong Kong 241029.03 • Page 24 of 32
www.lifevantage.com/hk-en/ • This form may not be altered without the express written consent of LifeVantage. Revised 11 November, 2024

©2024 LifeVantage Hong Kong Limited Suite 2701, 27/F., Shui On Centre, 6-8 Harbour Road, Wanchai, Hong Kong • Hong Kong www.lifevantage.com/hk-en/ • This form may not be altered without the express written consent of LifeVantage. E V O LV E C O M P E N S AT I O N P L A N – H O N G KO N G 241029.03 • Page 25 of 32 Revised 11 November, 2024 Notices 01. LifeVantage Hong Kong Limited is a Direct Sales/Network Marketing company with a Multi-Level Marketing compensation plan that provides flexibility and opportunity for individuals to earn extra income based upon selling products to Customers. 02. The focus of the LifeVantage Compensation Plan is to pay bonuses and commissions to Consultants based upon their product sales and the product sales of Consultants in their personal marketing team to ultimate end using Customers. 03. LifeVantage products are not sold in retail stores and only licensed Consultants in Good Standing are authorized to sell LifeVantage products either directly from their own stock or indirectly through the company’s online shopping cart at www.lifevantage.com. 04. The LifeVantage Consultant Agreement consists of the LifeVantage Compensation Plan, the LifeVantage Consultant Application and Agreement, the LifeVantage Policies and Procedures, the LifeVantage Virtual Office Agreement (Back Office Agreement), and the LifeVantage Privacy Policy and Website Use Agreement. The LifeVantage Consultant Agreement governs the contractual relationship and obligations of each Consultant to LifeVantage. 05. A Consultant may not personally purchase for themselves nor encourage Customers or other Consultants to purchase more inventory than each can personally consume and/or sell to their personal Customers each month. In addition, each Consultant personally agrees that they may not place a new order in any given month unless 70% of all orders from previous months have been sold or consumed through personal/family use. 06. The Consultants sales earnings disclosed are potential gross earnings and not net of other business expenses and not necessarily representative of the actual income, if any, that a Consultant can or will earn through the LifeVantage Compensation Plan. A Consultant's earnings will depend on the individual diligence, work effort, and market conditions. LifeVantage does not guarantee any income or Rank success. 07. Beginning on 1 March 2025 no new Business Centers will be allowed, and all existing Business Centers, whether Active or not, will be terminated and will not be reinstated. Any accounts that were placed or enrolled directly below the Business Center will be placed and/or enrolled under the main account. 08. For Leadership Match, if after the individual caps per match are applied the monthly Leadership Match payout exceed 9% of monthly global CV, then all monthly Leadership Match earnings will be adjusted down by an equal percentage in order to ensure that the monthly Leadership Match does not exceed 9% of monthly global CV.